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                                                                    EXHIBIT 10.5


                                                                [EXECUTION COPY]

                 AMENDED AND RESTATED COMPANY SECURITY AGREEMENT

         This AMENDED AND RESTATED COMPANY SECURITY AGREEMENT dated as of September 30, 1999, among NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation (the "Company"), CERBERUS CAPITAL MANAGEMENT, LLC (the "Agent") and THE CHASE MANHATTAN BANK, as Collateral Agent as provided for in Section 8.1B of the Credit Agreement referred to below (as successor collateral agent to IBJ WHITEHALL BANK & TRUST COMPANY, formerly known as IBJ SCHRODER BANK & TRUST COMPANY, the "Collateral Agent"), amends and restates in its entirety that certain Security Agreement, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Security Agreement"), between the Company and IBJ Schroder Bank & Trust Company (the "Original Agent").

                                    RECITALS

         A. The Company, the Original Agent and the lenders set forth on the signature pages thereto are parties to that certain Credit Agreement, dated as of October 20, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Lenders agreed to extend certain credit facilities to the Company (the "Original Loans") which were represented by certain promissory notes (the "Original Notes"), the proceeds of which were used (i) to refinance substantially all indebtedness of the Company and its Subsidiaries outstanding on the date thereof, (ii) to pay certain fees and expenses, (iii) to provide financing for the working capital needs of the Company and its Subsidiaries and (iv) to provide a portion of the purchase price of certain acquisitions by the Company and its Subsidiaries.

         B. The Company secured all of the Obligations under the Original Credit Agreement and under the other Loan Documents by granting to the Original Agent, on behalf of Lenders, a first priority security interest in all of its personal property, including, without limitation, a pledge of all of the capital stock of each of its Subsidiaries.

         C. The Original Agent now wishes to resign as agent for the Lenders and
(i) the Agent wishes to replace the Original Agent as agent for the Lenders and
(ii) the Collateral Agent wishes to replace the Original Agent as collateral agent for the Lenders under this Agreement.

         D. The Company, the Lenders, the Agent and the Original Agent have agreed to amend and restate the Original Credit Agreement as of the date hereof (the Original Credit Agreement, as so amended and restated being referred to herein as the "Credit Agreement") to (i) extend the maturity of the Original Loans on the terms set forth therein, (ii) reflect the Original Agent's resignation as agent for the Lenders thereunder and the appointment of the Agent as successor agent for the Lenders and the appointment of the Collateral Agent as its successor as collateral agent for the Lenders under this Agreement, and
(iii) make certain other changes as more fully set forth therein.

         E. The Company, the Agent and the Collateral Agent now wish to amend and restate the Original Security Agreement in its entirety to (i) secure the Lenders' interest in the Obligations and (ii) reflect the Original Agent's resignation as collateral agent for the Lenders and the appointment of the Collateral Agent as its successor as collateral agent for the Lenders.

         F. It is the intent of the Company, the Lenders, the Agent and the Collateral


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Agent that the amendment and restatement of the Original Credit Agreement shall not constitute a novation of the obligations and liabilities of the parties under the Original Credit Agreement nor be deemed to evidence or constitute repayment of all or any portion of such obligations and liabilities and that the Credit Agreement shall amend and restate in its entirety the Obligations under the Original Credit Agreement and re-evidence the Obligations of Company outstanding thereunder.

         G. The Company represents and confirms, and the Agent and the Collateral Agent each acknowledge, that (i) the security interests granted pursuant to the Original Security Agreement continue in full force and effect and continue to secure the Obligations under the Credit Agreement, (ii) the Loans represented by the Notes are the same Original Loans which were, prior to the date hereof, represented by the Original Notes, and (iii) the transactions contemplated by the Credit Agreement and this Agreement did not and do not constitute a discharge or release of the security interests granted by the Original Security Agreement and that the security interests and the Collateral securing the Original Loans and Obligations continue to secure the Loans and the Obligations.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the mutual agreements herein set forth, the parties agree as follows:

                                    ARTICLE I

                                  Defined Terms

         Section 1.01. Certain Defined Terms. Unless otherwise defined herein, capitalized terms used but not otherwise defined in this Agreement have the meaning given to them in the Credit Agreement. In addition, the following terms have the following meanings:

                  "Accounts" means all presently existing and hereafter arising accounts, contract rights and all other debts and obligations owing to Company, including, but not limited to those arising out of the sale or lease of goods or the rendition of services by Company, whether or not earned by performance, including Health-care-insurance Receivables, all credit insurance, guaranties and other security therefor and enhancements thereof, as well as all goods returned to or reclaimed by Company, and Company's books and records (both hard copy and electronic) relating to any and all of the foregoing.

                  "Action" against a Person means an action, suit, investigation, complaint, litigation, arbitration, contest, hearing, inquiry, inquest, audit, examination or other proceeding threatened or pending against or affecting the Person or its property, whether civil, criminal, administrative, investigative or appellate, in law or equity before any arbitrator or Governmental Body.

                  "Cash Management System" has the meaning stated in Section 3.05(e).

                  "Code" means the New York Uniform Commercial Code, as set forth in N.Y. U.C.C. Law Sections 1-101, et seq. (McKinney 1990), as amended from time to time.

                  "Collateral" means all of the following: Accounts; Equipment; General Intangibles; Inventory; Investment Property; Negotiable Collateral; Vehicles; Deposit Accounts; Fixtures; any money or other assets of Company which hereafter come into the possession, custody or control of Agent or Collateral


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         Agent; and all proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, Deposit Accounts or other tangible or intangible property resulting from the sale or other disposition of the Collateral, or any portion thereof or interest therein, and the proceeds thereof.

                  "Collateral Agent's Office" means the office of the Collateral Agent located at 1411 Broadway, New York, New York.

                  "Concentration Account" means the deposit account established in the name of the Collateral Agent with the Collateral Agent at the Collateral Agent's Office, account number 507-890817.

                  "Copyright Licenses" means (a) any agreement, written or oral, naming the Company as licensor or licensee, granting any right in or to any Copyright or copyright registration in the United States or any foreign country, including, without limitation, any thereof referred to on Part I of Schedule 4.10 hereto, or (b) any and all present and future agreements, including, without limitation, assignments and consents, as any such agreements may from time to time be amended or supplemented, pursuant to which the Company now has or hereafter acquires any direct or indirect beneficial interest in any Copyright, or is a grantor of rights to any third party with respect to any Copyright, whether as a party to any such agreement or as an assignee of any rights under any such agreement, including, without limitation, any thereof referred to on Part I of Schedule 4.10 hereto, excluding, however, non-exclusive computer software licenses.

                  "Copyrights" means (a) the copyrights in all original works of authorship fixed in any tangible medium of expression, including, without limitation, any thereof referred to on Part I of Schedule 4.10 hereto, including, without limitation, all databases, source codes, object codes and manuals, whether published or unpublished, now or hereafter existing, in the United States and all foreign countries, and all applications, registrations, renewals, extensions and recordings relating thereto filed in the United States Copyright Office or in any other governmental office or agency in the United States or elsewhere, in each case in which the Company has any right, title or interest, and all other rights which the Company presently has or hereafter acquires pursuant to any Copyright License, including, without limitation, copyright assignments, exclusive and nonexclusive licenses, and (b) all right, title and interest of the Company in all physical materials embodying works with respect to which the Company owns or holds rights in any Copyrights or Copyright Licenses.

                  "Deposit Account" means a demand, time, savings, passbook or similar account maintained with a bank, other than Investment Property or an account evidenced by an Instrument.

                  "Disbursement Account" means the deposit account, established in the name of the Company with the Collateral Agent at the Collateral Agent's Office, account number 507-890833.

                  "Equipment" means all of Company's present and hereafter acquired equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, motor vehicles, rolling stock, processors, tools, parts, dies, jigs, goods (other than consumer goods, farm products or Inventory), wherever located, and any interest of Company in any of the foregoing and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of foregoing, wherever located.


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                  "Fixtures" means goods that have become so related to
         particular real property that an interest in them arises under real property law.

                  "General Intangibles" means all of Company's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes or regulations, licenses, franchises, Payment Intangibles, choses or things in action, goodwill, Patents, Patent Licenses and Patent applications, trade names, Trademarks, Trademark Licenses and trademark applications, service marks, Copyrights, Copyright Licenses and Copyright applications, trade secrets, blueprints, drawings, intellectual property of any nature whatsoever, purchase orders, customer lists, monies due or recoverable from pension funds, monies due under any royalty or licensing agreements, route lists, infringement claims, computer programs, computer discs, source codes, computer tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds and tax refund claims) other than goods and Accounts, and Company's books and records relating to any of the foregoing.

                  "Governmental Body" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

                  "Health-care-insurance Receivable" means an interest in or claim under a policy of insurance which is a right to payment of a monetary obligation for health-care goods or services provided.

                  "Instrument" means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

                  "Inventory" means all present and future inventory in which Company has any interest, including goods held for sale or lease or to be furnished under a contract of service, Company's present and future raw materials, work in process, finished goods and materials used in or consumed in Company's business, goods which have been returned to, repossessed by or stopped in transit by Company, packing and shipping materials, wherever located, any documents of title representing any of the above, and Company's books and records relating to any of the foregoing.

                  "Investment Property" means all of Company's present and future certificated and uncertificated securities, securities entitlements, securities accounts, commodity accounts and commodity contracts.

                  "Medicare" means the federal program authorized under 42 U.S.C. 301 et. seq.

                  "Medicare Collection Account" means the deposit account, established in the name of the Company with the Collateral Agent at the Collateral Agent's Office, account number 507-890809.

                  "Medicare Receivable" means any receivable of the Company or one of its Subsidiaries created in connection with services provided under Medicare.

                  "Negotiable Collateral" means all of Company's present and future letters


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         of credit, notes, drafts, Instruments, documents, leases and chattel paper and Company's books and records relating to any of the foregoing.

                  "Non-Medicare Collection Account" means the deposit account established in the name of the Company with S&T Bank at S&T Bank's Office, account number 00- 32168.

                  "Patent Licenses" means any agreement, whether written or oral, providing for the grant by the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Part II Schedule 4.10 hereto.

                  "Patents" means (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Part II of Schedule 4.10 hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Part II of
         Schedule 4.10 hereto.

                  "Payment Intangible" means a general intangible under which the account debtor's principal obligation is a monetary obligation.

                  "Payroll Account" means the deposit account, established in the name of the Company with the Collateral Agent at the Collateral Agent's Office, account number 507-890841.

                  "Pledged Accounts" has the meaning stated in Section 3.05(b).

                  "Regulation" means each applicable law, rule, regulation, order or recommendation (or any change in its interpretation or administration) by any Governmental Body, central bank or comparable agency and any request or directive (whether or not having the force of law) of any of those Persons and each writ, judgment, injunction, order, decree or award of any arbitrator or Governmental Body.

                  "S&T Bank" means S&T Bank.

                  "S&T Bank's Office" means the office of S&T Bank located at 800 Philadelphia Street, Indiana, Pennsylvania 15701.

                  "Trademark Licenses" means any agreement, written or oral, providing for the grant by the Company of any right to use any Trademark, including, without limitation, any thereof referred to in
         Part III of Schedule 4.10 hereto.

                  "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency or the United States, any State thereof of any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Part III of Schedule 4.10 hereto, and (b) all renewals thereof.

                  "Vehicles" means vehicles operated or driven upon a public highway and propelled by any power other than muscular power as set forth in N.Y. Veh. & Traf. Law Section 125 (McKinney 1996), as amended.


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                                   ARTICLE II

                                Grant of Security

         Section 2.01. Grant of Security. Company hereby grants to Agent and Collateral Agent, for their benefit and for the ratable benefit of the Lenders, a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Company of each and all of its covenants and duties under the Loan Documents. Agent's and Collateral Agent's security interest in the Collateral shall attach to all Collateral without further act on the part of Agent, Collateral Agent or Company. Other than sales of Inventory to buyers in the ordinary course of business, Company has no authority, express or implied, to dispose of any item or portion of the Collateral, except as set forth in the Credit Agreement.

         Section 2.02. Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Company shall, upon the request of Agent, immediately endorse and assign such Negotiable Collateral to Agent or the Collateral Agent and deliver physical possession of such Negotiable Collateral to Collateral Agent.

                                   ARTICLE III

        Company Remains Liable; Delivery of Collateral; Deposit Accounts

         Section 3.01. Company Remains Liable. Anything in this Agreement to the contrary notwithstanding:

                  (a) Company Remains Liable. The Company shall remain liable to perform all its obligations (whether under the Contract, Negotiable Collateral or otherwise) under or in respect of the Collateral to the same extent as if this Agreement had not been executed.

                  (b) Company Not Released. The exercise by the Collateral Agent, the Agent or any Lender of any of their rights under any Loan Document shall not release the Company from any of those obligations,

                  (c) Collateral Agent, Agent and Lenders Not Liable. Neither the Collateral Agent, the Agent nor any Lender shall have, by reason of any Loan Document, any obligation or liability under or in respect of any Collateral or any contract or agreement included in the Collateral.

                  (d) Collateral Agent, Agent and Lenders Not Obligated to Perform. Neither the Collateral Agent, the Agent nor any Lender shall be obligated to perform any of the obligations of the Company under or in respect of any Collateral or any other contract or agreement included in the Collateral or to take any action to collect or enforce any claim for payment assigned by this Agreement.

         Section 3.02.  Delivery of Collateral.

         (a) Delivery of Collateral. All certificates and instruments, whether negotiable or otherwise, representing or evidencing the Investment Property shall be delivered to the Collateral Agent duly endorsed in blank or accompanied by undated stock powers, instruments of transfer or undated assignments duly executed in blank, in each case with signatures guaranteed and otherwise in form and substance satisfactory to the


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Collateral Agent (the "Stock Powers"), or in the case of non-negotiable
Investment Property such Investment Property has been re-registered in the Collateral Agent's name.

         (b) Re-Registration of Collateral. Upon the occurrence and during the continuation of an Event of Default under the Credit Agreement, at the request of the Agent, the Company shall promptly cause the Investment Property, Negotiable Collateral or Instruments specified by the Agent to be registered in the name of the Collateral Agent or in the name of the nominee or nominees specified by the Agent.

         (c) Exchange of Certificates. The Collateral Agent may from time to time exchange certificates or instruments representing or evidencing the Investment Property, Negotiable Collateral or Instruments for replacement certificates or instruments.

         Section 3.03  Notices and Analysis.

         (a) Notice to Account Debtors and Contracting Parties. The Company shall promptly notify account debtors on the Accounts, parties to the Contracts and all other obligors in respect of any Collateral that the Accounts, Contracts and all other Collateral have been assigned to the Collateral Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to S&T Bank by delivering a written notice, substantially in the form of Exhibit 3.03(a) hereto to each such account debtor, Contract party and obligor. The Collateral Agent and the Agent may in their own names or in the name of others communicate with account debtors on the Accounts, parties to the Contracts and the other obligors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Contracts or other Collateral.

         (b) Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonable considers advisable, and the Company shall furnish all such assistance and information as the Agent may require in connection therewith. At any time and from time to time, upon the Agent's request and at the expense of the Company, the Company shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, that unless an Event of Default shall have occurred and be continuing (in which case this right shall not be so limited) such activities shall not take place more often than two times during any calendar year.

         Section 3.04. Voting of Investment Property. Unless an Event of Default shall have occurred and is continuing, the Company shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Investment Property for any purpose not inconsistent with the terms of this Agreement or any other Loan Document; provided, however, that the Company shall not exercise or refrain from exercising any right if, in the judgment of the Agent, the action would have a material adverse effect on the value of all or any part of any Collateral or on the interest of the Company, the Collateral Agent, the Agent or the Lenders in any Collateral. The Company shall give the Collateral Agent and the Agent at least five Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

         Section 3.05.  Deposit Accounts.

         (a) No Other Accounts. The Company shall not, and shall not permit any of its Subsidiaries to, own, open, establish, have or maintain any Deposit Account other than the Pledged Accounts (as defined below).


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         (b) Establishment of Pledged Accounts. There have been established by the Company and its Subsidiaries on or prior to the date hereof the Medicare Collection Account, the Non- Medicare Collection Account, the Concentration Account, the Payroll Account and the Disbursement Account (collectively, the "Pledged Accounts").

         The terms and conditions of each of the Pledged Accounts shall at all times be in all respects satisfactory to the Collateral Agent and the Agent.

         (c) Blocked Accounts. On or prior to the date hereof (i) the Company, the Agent and S&T Bank will enter into a Blocked Account Agreement, substantially in the form of Exhibit 3.05(c) hereto, with respect to the Non-Medicare Collection Account and (ii) the Company, the Agent and the Collateral Agent will enter into Blocked Account Agreements, substantially in the form of Exhibit 3.05(c) hereto, with respect to each of the Pledged Accounts, other than the Non-Medicare Collection Account.

         (d) Control of the Pledged Accounts. The parties hereto agree that the Pledged Accounts (other than the Medicare Collection Account) shall be under the exclusive dominion and control of the Collateral Agent. The Collateral Agent hereby authorizes the Company to collect amounts due under the Collateral, subject to the Agent's direction and control, and the Agent may curtail or terminate said authority at any time.

         (e) Cash Management System. The Company agrees to, and shall cause the Subsidiaries to, operate their respective businesses, manage their cash flows, and maintain the Pledged Accounts strictly in accordance with the terms and provisions of the cash management system set forth on Annex A to this Agreement (the "Cash Management System"). In addition, the Company shall not, and shall cause the Subsidiaries not to, take any action or omit to take any action that would violate, breach, conflict with, or otherwise frustrate the purposes of the Cash Management System. The Company agrees that any such violation or breach of the Cash Management System shall be treated as a breach or violation of any provision of this Agreement.

         (f) Reports and Documents. Promptly (but in no event later than 10 days) after the end of each calendar month, the Company shall deliver to the Collateral Agent a certification from the Chief Financial Officer of the Company that all deposits into the Pledged Accounts consist solely of Collateral or Proceeds of Collateral. At the Collateral Agent's request, the Company shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such deposits, including, without limitation, all original orders and invoices.

         (g) Turn-Over of Proceeds. All Proceeds of Collateral which are not sent or delivered directly to a Pledged Account by an obligor, when collected by the Company, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents or otherwise, received in payment of any Collateral or on account of any Collateral shall be promptly deposited by the Company in the exact form received, except for any endorsement by the Company to the Collateral Agent, if required, in the Medicare Collection Account, or the Non-Medicare Collection Account, as applicable, or shall be turned over to the Collateral Agent, and until so deposited or turned over, shall be deemed to be held in trust by the Company for and as the Collateral Agent's property and shall not be commingled with the Company's other funds.

         (h) Proceeds Remain Collateral. All Proceeds constituting collections of Collateral while held by the Collateral Agent (or by the Company in trust for the Collateral Agent) shall continue to be collateral security for all of the Obligations and


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shall not constitute payment thereof until applied as hereinafter provided.

         (i) KRS Partnerships. The Company agrees to use its best efforts to cause each of the partners of the KRS Partnerships to execute and deliver the Addendum to Management Agreement, in the form of Exhibit 3.05(i) (1), (2), (3) and (4) attached hereto within 60 days after the date of this Agreement. In the event that all such agreements are not executed and delivered within such 60 day period the Company agrees to modify the Cash Management System to the satisfaction of the Agent.

                                   ARTICLE IV

                  Representations and Warranties of the Company

         The Company hereby represents and warrants to the Collateral Agent, the Agent and the Lenders as follows:

         Section 4.01. Power. The Company has good right and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the granting of the security interests, Liens and pledges in the Collateral to the Collateral Agent.

         Section 4.02. Authorization; Binding Effect. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate action. No other proceedings on the part of the Company are necessary to approve and adopt this Agreement or to approve the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         Section 4.03. Contravention. Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (a) conflict with, violate or breach any provision of the Company's organizational documents or bylaws, (b) violate, conflict with or result in a breach of any Regulation, writ, judgment, injunction, order, decree or award of any Governmental Body or any other Person by which the Company, any of the Collateral or any of its other properties may be bound or affected, (c) conflict with, result in a default under, or give rise to a right of termination, cancellation, or acceleration or to a loss of a benefit under any Contract or other material agreement to which the Company is a party or by which the Company, the Collateral or any of its other properties may be bound or affected or (d) result in or require the creation or imposition of any Lien on any Collateral or any of the other properties now owned or hereafter acquired by the Company, except for the Liens in favor of the Collateral Agent created by this Agreement.

         Section 4.04. Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any Governmental Body or other Person, including any other party to a Contract, is required or advisable in connection with (a) the due execution and delivery by the Company of this Agreement, (b) the consummation of the transactions contemplated by this Agreement, including the granting of the security interests, Liens and pledges of the Collateral to the Collateral Agent, (c) the perfection of the security interests, Liens and pledges granted by this Agreement, (d) the performance by the Company of its obligations under this Agreement, or (e) the exercise by the Collateral Agent of its rights and remedies under this Agreement.

         Section 4.05. Title. The Company is and, with respect to Collateral to be


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acquired, will be, the sole legal and beneficial owner of the Collateral, free and clear of any Lien or option in favor of any other Person, except for the Liens created by this Agreement and the Company has good and marketable title to the Collateral. No security agreement, financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement.

         Section 4.06. Perfected First Priority Liens. The Liens originally granted pursuant to this Security Agreement constitute first priority perfected Liens in favor of the Original Agent for the ratable benefit of the Lenders, and upon filing of appropriate amendments to the UCC financing statements filed in connection with such Liens, will constitute first priority perfected Liens in favor of the Collateral Agent, for the ratable benefit of the Lenders, which Liens are prior to all other Liens on the Collateral and which are enforceable as such against (a) all creditors of, and purchasers from, the Company, (b) upon receipt of landlord waivers in the form of Exhibit 5.02, any owner or purchaser of the real property where any of the Equipment is located, (c) any present or future creditor obtaining a Lien on such real property or any of the Collateral, and (d) any other third party, and all filings and other actions necessary or desirable to perfect and protect such Liens and security interests have been duly made or taken.

         Section 4.07. Chief Place of Business. The chief place of business and chief executive office of the Company are located at The Atrium, 665 Philadelphia Street, Indiana, Pennsylvania 15701. The Company keeps all of its records concerning the Collateral and the original copies of the Contracts only at that address.

         Section 4.08. Accounts, Negotiable Collateral, Instruments and General Intangibles.

         (a) Bona Fide Accounts; Amounts. Except as set forth on Schedule 4.08(a) hereto, each of the Accounts, Negotiable Collateral, Instruments and General Intangibles arose from bona fide transactions in the ordinary course of the Company's business and are current and collectible net of any reserves shown on the Company's financial statements (which reserves are adequate and were calculated consistent with past practice). The amount represented by the Company to the Collateral Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts, Negotiable Collateral, Instruments and General Intangibles will at such time be the correct amount actually owing by such account debtor or debtors thereunder. There exists no default under the Accounts, Negotiable Collateral, Instruments or General Intangibles by any party. The Company has given notice to the issuer of each Instrument, Investment Property and Negotiable Collateral existing on the date of this Agreement of the Collateral Agent's security interest in such Collateral.

         (b) Delivery to Agent. All of the certificates and instruments representing or evidencing Negotiable Collateral and Instruments have been endorsed, and/or issued and delivered to the Agent in accordance with Section
3.02. No amount payable to the Company under or in connection with any Account is evidenced by any Instrument or Negotiable Collateral which has not been delivered to the Agent.

         (c) Schedule. Schedule 4.08(c) sets forth a true, correct and complete list and description of all (i) Accounts in excess of $5,000, (ii) Negotiable Collateral, (iii) Instruments and (iv) General Intangibles, in each case, in which the Company has an interest as of the date of the Agreement.

         Section 4.09. Contracts.

         (a) Legal, Valid and Binding. Each of the Contracts (i) has been duly authorized, executed and delivered by the Company and, to the best of the Company's knowledge, by the other parties thereto, and is in full force and effect and (ii) constitutes the legal, valid and binding obligation of each of the parties thereto.

         (b) Full Force and Effect. Except as set forth on Schedule 4.09(b) hereto, each Contract will continue in full force and effect following the transactions contemplated by this Agreement, including, without limitation, the collateral assignment of the Contracts hereunder, in each case without the breach of any terms or conditions of thereof, without the forfeiture or impairment of any rights thereunder and without material penalty or other material adverse consequence.

         (c) No Defaults; No Defenses. There exists no breach or default (or event which with or without the lapse of time or the giving of notice, or both, would constitute a breach or default) under the Contracts by the Company, or to the Company's knowledge, any other party thereto. The Company has fully performed all its obligations under each Contract. The right, title and interest of the Company in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Company as to any Contract.

         (d) Copies of Contracts; No Instruments. At the request of the Agent, the Company will deliver to the Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto. No amount payable to the Company under or in connection with any Contract is evidenced by any Instrument or Negotiable Collateral which has not been delivered to the Collateral Agent. Schedule 4.09(d) sets forth a true, correct and complete list and description of all of the Contracts.

         Section 4.10. Copyrights, Patents and Trademarks.

         (a) Schedules. Part I of Schedule 4.10 sets forth a true, correct and complete list and description of all Copyrights and Copyright Licenses in which the Company has an interest as of the date hereof. Part II of Schedule 4.10 sets forth a true, correct and complete list and description of all Patents and Patent Licenses in which the Company has an interest as of the date hereof. Part III of Schedule 4.10 sets forth a true, correct and complete list and description of all Trademarks and Trademark Licenses in which the Company has an interest as of the date hereof, in each case, including a list of all jurisdictions in which such Proprietary Rights are registered or applied for and all registration and application numbers, where applicable.

         (b) General. The Company has good and marketable title to each of the interests created by the Proprietary Rights. All Proprietary Rights of the Company are valid and in good standing and are in full force and effect. The Company has not granted any options, licenses or agreements of any kind relating to Proprietary Rights, including the marketing or distribution thereof. Except as set forth on Schedule 4.10, the Company is not bound by or a party to any options, licenses or agreements of any kind relating to the Proprietary Rights of any other Person. There is no obligation or liability of the Company with respect to any of the Proprietary Rights which is required to have been paid or otherwise performed which has not been paid or otherwise performed in full.

         (c) No Actions. Except as disclosed on Schedule 4.10, no Action is pending (i) questioning or challenging the Company's title to, or right to use such Proprietary Rights, (ii) seeking to limit, cancel or question the validity of any Proprietary Right, or (iii) which, if adversely determined, would have a material adverse effect on the value of any Proprietary Rights.

         Section 4.11. Investment Property.

         (a) Schedules. Part I of Schedule 4.11 sets forth a true, correct and complete list and description of all of the Investment Property constituting capital stock or other equity interests (the "Equity Interests") and the issuers thereof (the "Equity Issuers"). Part II of Schedule 4.11 sets forth a true, correct and complete list and description of all of the Investment Property constituting indebtedness (the "Debt Interests") and the issuers thereof (the "Debt Issuers", and together with the Equity Issuers, the "Issuers").

         (b) Equity Interests. Each of the Equity Interests is duly authorized, validly issued, fully paid and non-assessable.

         (c) Debt Interests. Each of the Debt Interests is duly authorized, validly issued and constitutes the legal, valid and binding obligation of the Issuers thereof enforceable against each such Issuer in accordance with their respective terms.

         (d) No Other Securities or Interests. There are no (i) outstanding capital stock or securities convertible into or exchangeable or exercisable for any shares of capital stock or securities of any Equity Issuer, (ii) outstanding rights to subscribe for or to purchase, or any options for the purchase of, or any calls, commitments or claims of any character relating to, any shares of capital stock or securities of any Equity Issuer, (iii) outstanding securities convertible into or exchangeable or exercisable for any shares of capital stock or securities of any Equity Issuer and (iv) agreements or arrangements providing for the issuance of any shares of capital stock or securities of any Equity Issuer.

         (e) No Voting or Transfer Restrictions. There is no agreement or arrangement restricting the voting or transfer of the Equity Interests or the Debt Interests or any other Investment Property, except as provided in this Agreement.

         (f) No Payment Restrictions. There are no legal, contractual or other restrictions on the payment of (i) dividends or other distributions on any shares of the capital stock or securities of any Equity Issuer, including, without limitation, the Equity Interests, or (ii) principal or interest on any indebtedness of any Debt Issuer, including, without limitation, the Debt Interests, in each case, except for restrictions imposed by this Agreement and the Credit Agreement.

         (g) No Repurchase Obligations. No Person is subject to any obligation, contingent or otherwise, to repurchase or otherwise acquire or retire any of the Equity Interests or the Debt Interests.

         (h) Delivery to Collateral Agent. All of the certificates and instruments representing or evidencing the Investment Property and the Stock Powers have been delivered to the Collateral Agent in accordance with Section 3.02.

         Section 4.12. Inventory, Equipment and Fixtures.

         (a) Possession. The Company has exclusive possession and control of the Inventory, Equipment and Fixtures.

         (b) Condition. All of the Inventory, Equipment and Fixtures are in good working order, condition and repair, except for ordinary, wear and tear which is not material, and are suitable and adequate for the uses for which they are used and intended.

         (c) Schedule. Schedule 4.12 sets forth a true, correct and complete list, description and location of all (i) Inventory, (ii) Equipment and (iii) Fixtures, in each case, in which the Company has an interest as of the date of this Agreement.

         Section 4.13. Vehicles. Schedule 4.13 sets forth a true, correct and complete list and description of all Vehicles in which the Company has an interest as of the date of this Agreement. All such Vehicles are in good working order, condition and repair (except for ordinary wear and tear) and are suitable and adequate for the uses for which they are used and intended.

         Section 4.14. Governmental Obligors. Schedule 4.14 sets forth a true, correct and complete list and description, including the name and address and outstanding amount owed (as of the date hereof), by each of the account debtors on the Accounts, parties to the Contracts and the obligors under any other Collateral which is a Governmental Body as of the date of this Agreement whose payments must be segregated from other receivables of the Company under Medicare. The Company has notified any obligor which is a Governmental Body of the security interest granted hereby and has instructed such Governmental Bodies making Medicare payments to the Company to make such payments only to the Medicare Collection Account.

                                    ARTICLE V

                            Covenants of the Company

         Section 5.01. No Liens on Collateral. The Company will not create, incur, assume or permit to exist, will defend the Collateral against, and will take such other actions as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, and will defend the right, title and interest of the Collateral Agent and the Lenders in and to any of the Collateral against the claims and demands of any and all Persons.

         Section 5.02. Perfection. The Company will take any and all actions, at the Company's expense, which are necessary or advisable to ensure that (a) the Liens granted pursuant to this Security Agreement at all times constitute perfected Liens in favor of the Collateral Agent, for the ratable benefit of the Lenders, and (b) such Liens are at all times prior to all other Liens on the Collateral and will be enforceable as such against all creditors of, and purchasers from, the Company and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property, and will use its best efforts to obtain landlord waivers in the form of Exhibit 5.02 hereto, from all of the landlords owning property at which the Company conducts business or has Equipment.

         Section 5.03. Limitations on Dispositions of Collateral. The Company will not sell, transfer, lease, convey or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for, so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of the Company's business consistent with past practice of property not material to the conduct of the Company's or the Subsidiaries' respective businesses.

         Section 5.04. Payment of Obligations. The Company will promptly pay and discharge when due all taxes, assessments and governmental charges or levies assessed, levied or imposed upon or relating to, and all claims against, the Collateral or the Company or in respect of the Company's income or profits therefrom, as well as all claims of any kind, including, without limitation, claims for labor, materials and supplies, against or with respect to the Collateral.

         Section 5.05. Compliance with Laws, etc. The Company will comply in all material respects with all Regulations applicable to the Collateral or any part thereof or to the operation of the Company's business.

         Section 5.06. Maintenance of Records. The Company will keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Company will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens, security interests and pledges granted hereby. For the Collateral Agent's and Lenders' further security, the Collateral Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Company's books and records pertaining to the Collateral and, upon the occurrence of an Event of Default which is continuing, the Company shall, upon request, turn over any such books and records to the Collateral Agent or to its representatives.

         Section 5.07. Right of Inspection. The Collateral Agent, the Agent and the Lenders shall at all times have full and free access during normal business hours and, upon the occurrence and continuation of an Event of Default, at any time, to all the books, correspondence and records of the Company, and the Collateral Agent, the Agent and the Lenders or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Company agrees to render to the Collateral Agent, the Agent and the Lenders, at the Company's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent, the Agent and the Lenders and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory, Equipment or other Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting their interests therein.

         Section 5.08. Impairment of Collateral.

         (a) General. The Company shall not take, or fail to take, any action in connection with any Collateral that would impair the value of the Collateral or the interest or rights of the Company, the Collateral Agent, the Agent or any Lender in, to or under that Collateral.

         (b) Certain Actions Prohibited. The Company will not (i) amend, modify, terminate, cancel or waive any provision of any Account, Negotiable Collateral, Instrument, General Intangible, Contract or Investment Property in any manner which could reasonably be expected to materially adversely affect the value of the Collateral or the interest of the Company, the Collateral Agent, the Agent or the Lenders in such Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract, each agreement giving rise to an Account (other than any right of termination) or any other right with respect to Collateral or (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Contract, any agreement giving rise to an Account or any other Collateral.

         (c) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of the Company's business consistent with past practice, the Company will not grant any extension of the time of payment of any of the Accounts, Negotiable Collateral, Instruments, General Intangibles, Contracts or Investment Property, or compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         Section 5.09. Notices; Reports.

         (a) Liens. The Company will advise the Collateral Agent and the Agent promptly, in reasonable detail, of (i) any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on (x) the aggregate value of the Collateral or (y) the Liens created hereunder.

         (b) Reports, Notices, Etc. The Company shall furnish to the Collateral Agent and the Agent (i) promptly upon receipt, copies of all notices, requests and other documents received by the Company under or in respect of the Collateral, (ii) promptly upon the request of the Agent, information and reports regarding that Collateral and (iii) promptly upon the request of the Agent, make the demands and requests for information or action that the Company is en titled to make under that Collateral. The Company will also promptly furnish to the Collateral Agent copies of any monthly management reports prepared by the Company.

         (c) Further Identification of Collateral. The Company will furnish to the Collateral Agent and the Agent from time to time statements and schedules further listing, identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

         Section 5.10. Changes in Locations, Name, etc. The Company will not (i) change the location of its chief executive office or its chief place of business from that specified in Section 4.07 or remove its books and records from the location specified in Section 4.07, (ii) permit any of the Collateral to be kept, stored or used at a location other than those listed on the Schedules to this Agreement or (iii) change its name, identity or corporate structure or merge or take or suffer any other action that might result in any financing statement filed by the Agent in connection with this Security Agreement becoming misleading, unless, in each case, it shall have given the Collateral Agent and the Agent at least 30 days prior written notice thereof.

         Section 5.11. Accounts, Negotiable Collateral, Instruments, General Intangibles, Contracts and Investment Property.

         (a) Collections. Subject to the provisions of Article VI hereof and the Cash Management System, the Company shall timely collect all amounts due or to become due to the Company under the Accounts, Negotiable Collateral, Instruments, General Intangibles, Contracts and Investment Property and otherwise enforce its rights under and in respect of such Collateral.

         (b) Deliver Collateral to Agent. In the event that any Account, Negotiable Collateral, Instrument or General Intangible is evidenced by a promissory note, certificate or instrument, the Company shall deliver and pledge to the Agent the note or instrument. In the event any Investment Property is evidenced by a promissory note, certificate or instrument, the Company shall deliver and pledge to be Collateral Agent the note or instrument, accompanied by Stock Powers. The Company will also deliver to the Agent or the Collateral Agent, with respect to Investment Property, all Instruments, Negotiable Collateral and Investment Property existing on and after the date of this Agreement endorsed and issued as provided in Section 3.02.

         (c) Pledge of Additional Collateral. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Negotiable Collateral, Instrument or Investment Property, such Negotiable Collateral, Instrument or Investment Property shall be immediately delivered to the Agent, or the Collateral Agent (with respect to Investment Property) accompanied by Stock Powers, to be held as Collateral pursuant to this Agreement.

         Section 5.12. Contracts. The Company will fully and timely perform and comply in all material respects with all its obligations under the Contracts and all its other contractual obligations relating to the Collateral and maintain such Collateral in full force and effect.

         Section 5.13. Copyrights.

         (a) No Bad Acts. The Company (either itself or through licensees) will, except with respect to any Copyright that the Company shall reasonably determine is of negligible value (i) employ the Copyright for each published work with an appropriate notice of Copyright and (ii) not (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated. The Company will not (either itself or knowingly permit any licensee or sublicensee to) do any act, or knowingly omit to do any act, whereby any Copyright may become injected into the public domain.

         (b) Notice of Events. (i) The Company shall notify the Collateral Agent immediately if it knows, or has reason to know, that any Copyright may become injected into the public domain or of any adverse determination or development, including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country, regarding the Company's ownership of any such Copyright or its validity.

         (ii) The Company will promptly notify the Collateral Agent of any infringement of any Copyright of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

         (c) Regulatory Filings. The Company will file in the United States Copyright Office an application for copyright registration for each material Copyright and Copyright License and will take all necessary steps as it shall reasonably deem appropriate under the circumstances, to maintain and pursue each United States application (and to obtain the relevant registration) and to maintain each United States registration of each material Copyright owned by the Company including, without limitation, filing of applications for renewal, where necessary and shall report all such filings and registrations to the Collateral Agent within five Business Days after the same are made and execute and deliver all documents and instruments necessary to perfect the Collateral Agent's security interest, for the ratable benefit of the Lenders, in any Copyright or Copyright License.

         Section 5.14. Patents and Trademarks.

         (a) No Bad Acts. The Company (either itself or through licensees) will, except with respect to any Trademark that the Company shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non- use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated. The Company will not, except with respect to any Patent that the Company shall reasonably determine is of negligible economic value to it, do any act or omit to do any act, whereby any Patent may become abandoned or dedicated.

         (b) Notice of Events. (i) The Company will notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development, including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country, regarding the Company's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

         (ii) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Company shall promptly notify the Collateral Agent after it learns thereof and, at the Company's sole expense, shall, unless the Company shall reasonably determine that such Patent or Trademark is of negligible economic value to the Company, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

         (c) Regulatory Filings. Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. The Company will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (d) Further Filings. The Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may reasonably request, including, without limitation, the Notice of Security Interest in Patents attached hereto as Exhibit 5.14(d)(i) and the Memorandum of Security Agreement - Trademarks attached hereto as Exhibit 5.14(d)(ii), to evidence the Collateral Agent's security interest for the ratable benefit of the Lenders in any Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitment is terminated.

         Section 5.15. Inventory, Equipment and Fixtures.

         (a) Maintenance of Collateral. The Company shall maintain, keep and preserve the Inventory, Equipment and Fixtures in good working order and condition, ordinary wear and tear excepted, and in accordance with any manufacturer's manual and any Regulations. The Company shall promptly after the occurrence of any loss or damage to any Inventory, Equipment or Fixtures (i) make or cause to be made all repairs, replacements and other improvements that are necessary or desirable to maintain the value of such Collateral and (ii) furnish to the Collateral Agent a statement in respect of any loss or damage to any Inventory, Equipment or Fixtures.

         (b) Reports. The Company shall, at the request of the Agent, furnish to the Collateral Agent and the Agent, with sufficient copies for each Lender, a report detailing changes in the amount and condition of the Inventory, Equipment and Fixtures, including purchases, depreciation, sales and losses.

         Section 5.16. Vehicles. The Company will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose. The Company will notify the Agent of each acquisition or sale of a vehicle, promptly following the acquisition or sale thereof. If an Event of Default shall occur and be continuing, at the request of the Agent the Company shall, within five Business Days after such request, file applications for certificates of title indicating the Collateral Agent's first priority Lien for the ratable benefit of the Lenders on the Vehicles covered by such certificates, together with any other necessary documentation, in each office in each jurisdiction which the Agent shall deem advisable to perfect its Liens on the Vehicles.

         Section 5.17. Maintenance of Insurance.

         (a) Adequate Insurance. The Company will maintain at its own expense, with financially sound and reputable companies, insurance policies covering the Collateral (i) insuring the Collateral against loss by fire, explosion, theft and such other casualties in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently and (ii) insuring the Company, the Collateral Agent, the Agent and the Lenders against liability for personal injury and property damage relating to such Collateral, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Company, the Collateral Agent, the Agent and the Lenders as their respective interests may appear.

         (b) Terms of Policies. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent, the Agent and the Lenders as insured and loss payee, (iii) contain the agreement by the insurer that any loss under the policy shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by the Company, (iv) provide that there shall be no recourse against the Collateral Agent, the Agent or any Lender for payment of premiums or other amounts with respect to the policy and (v) be reasonably satisfactory in all other respects to the Collateral Agent.

         (c) Broker's Report. The Company shall deliver to the Collateral Agent a report of a reputable insurance broker with respect to such insurance during the month of January in each calendar year and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

         (d) Payment of Proceeds. Reimbursement under any liability insurance may be paid directly to the Person who shall have incurred liability covered by the insurance. In case of any loss involving damage to any Collateral, the Company shall cause the proceeds to be paid directly to the Collateral Agent and, if an Event of Default shall not have occurred and is not then continuing, the Agent shall reimburse the Company for the costs of any repairs or replacements from such proceeds.

         (e) Assignment of Policies. At the request of the Agent, the Company shall duly execute and deliver instruments of assignment of the insurance policies and all notices of that assignment, in each case in form and substance satisfactory to the Collateral Agent, and cause the respective insurers to acknowledge notice of the assignment.

         (f) Copies of Policies. Upon the request of the Agent, the Company shall deliver to the Collateral Agent original or duplicate copies of all policies of insurance evidencing compliance with this Section.

         Section 5.18. Indemnification. The Company will indemnify the Collateral Agent, the Agent, the Lenders and their respective Affiliates and each of their respective shareholders, partners, members, directors, officers, employees, agents and Affiliates (collectively, the "Indemnified Persons") against and hold each Indemnified Person harmless from any and all liabilities, obligations, losses, damages, penalties, Actions, judgments, costs, expenses, claims, diminution in value, or disbursements of any kind or nature whatsoever (including interest, penalties, fines, judgments, settlements, costs of preparation and investigation, costs incurred in enforcing this indemnity and reasonable attorneys' fees and expenses) that the Indemnified Persons may suffer, sustain, incur or become subject to arising out of, relating to, or due to:

                  (a) any inaccuracy or breach of any of the representations and warranties of the Company contained in this Agreement or in any certificate delivered hereunder;

                  (b) the nonfulfillment of any covenant, undertaking, agreement or other obligation of the Company contained in this Agreement or in any certificate delivered hereunder;

                  (c) the failure or delay by the Company in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral; or

                  (d) any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor under any of the Collateral, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company.

         Section 5.19. Medicare Matters.

         (a) Directions to Obligors. The Company agrees to notify and instruct all obligors from time to time with respect to any Medicare Receivables to make any and all payments in respect of such Medicare Receivable only to the Medicare Collection Account.

         (b) No Commingling. The Company agrees that only the Proceeds of Medicare Receivables will be deposited into the Medicare Collection Account and that no other funds or payments will be commingled with such Medicare Receivables or the Proceeds thereof. The Company agrees that all Medicare Receivables and the Proceeds thereof will at all times be segregated from all other funds, be identifiable as Proceeds of Medicare Receivables and will not be commingled with any other funds. The Company agrees that all other funds of the Company will be deposited or paid, in accordance with the Cash Management System, into Pledged Accounts other than the Medicare Collection Account.

         (c) Certification. Within 10 days after the end of each calendar month, the Company will provide to the Agent (i) a written certification of the Chief Financial Officer of the Company stating that all deposits made into the Medicare Collection Account consist only of Proceeds of Medicare Receivables and
(ii) a true, correct and complete copy of a bank statement showing such deposits.

         Section 5.20. Further Assurances. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby and all actions and filings necessary to maintain the Collateral Agent's first priority perfected Lien on, security interest in and pledge of all of the Collateral. The Company also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                                   ARTICLE VI

                                    Remedies

         Section 6.01. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent and the Agent shall have each and every right and remedy available to it whether at law, in equity or otherwise, including, without limitation, each of the following:

                  (a) UCC Remedies. The Collateral Agent or the Agent may exercise all rights and remedies in respect of the Collateral available to a secured party under the Uniform Commercial Code in effect in the relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Collateral), by law or otherwise.

                  (b) Exercise Rights of Company. The Collateral Agent or the Agent may exercise any and all rights and remedies of the Company under or in respect of the Collateral, including, without limitation, any and all rights of the Company to demand or otherwise require payment of any amount under, or performance of any provision of, the Collateral, or the right of the Company to vote or consent with respect to any Collateral.

                  (c) Take Possession of Collateral. The Collateral Agent or the Agent may take possession of the Collateral and, without liability for trespass, enter on any premises for the purpose of taking possession of or removing any Collateral.

                  (d) Right to Sell Collateral.

                  (i) The Collateral Agent or the Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind, and without notice to the Company except as specified in this Section 6.01, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver all or any part of the Collateral in one or more parcels at public or private sale, at any of the Collateral Agent's offices, on any securities exchange, or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

                  (ii) The Company agrees that, to the extent notice of sale shall be required by law, at least ten days notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to consummate any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public sale from time to time by any notice or announcement and may make any sale without further notice of the time and place to which the sale was so adjourned.

                  (iii) For purposes of this Agreement, a written agreement to purchase all or any of the Collateral shall be deemed to be a sale of that property and the Collateral Agent shall be free to carry out the agreement notwithstanding that the Event of Default shall have been cured and the Obligations paid in full.

                  (iv) If all or any part of the Collateral is sold on credit or for future delivery, the property may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers, but the Collateral Agent shall not be liable if the purchaser or purchasers fail to take up and pay for the property and, in that event, the Collateral Agent may again sell the property pursuant to this Section.

                  (v) The Collateral Agent may restrict the bidders or purchasers to persons (A) representing that they are purchasing the Collateral for their own account for investment and not with a view to further distribution or sale and (B) satisfying the offeree and purchaser requirements for a valid private placement or limited offering under the Securities Act of 1933, as amended. The Company understands and agrees that the sale may be made at prices and on terms less favorable than a public sale and agrees that any such sale shall be deemed to have been made in a commercially reasonable manner even if the Collateral Agent accepts the first offer received.

                  (vi) To the extent permitted by law, the Collateral Agent, the Agent or any Lender may purchase all or any part of the Collateral at any public or private sale or sales free of any equity or right of redemption, stay, valuation or appraisal on the part of the Company (all said rights being hereby waived and released to the extent permitted by law) and may make payment for the purchase by using any claim then due and payable to the Collateral Agent, the Agent or any Lender, as applicable, from the Company as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale, hold, retain and transfer the property without further accountability to the Company.

                  (vii) Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which the Company now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.

                  (e) Store Collateral. The Collateral Agent or the Agent may cause any Collateral to be held, stored, processed or completed prior to sale, and expenses incurred for this purpose shall constitute Obligations hereunder. The Company agrees to assemble the Collateral and make it available to the Collateral Agent and the Agent at places where the Collateral Agent or the Agent may reasonably select, whether at the Company's premises or elsewhere.

                  (f) Notices to Account Debtors, Obligors, Etc. The Collateral Agent or the Agent may, without notice to the Company, (i) notify the account debtors, obligors or bailees under or of any of the Collateral of the assignment and pledge to the Agent of the Collateral, (ii) direct the account debtors or obligors to make payment and direct the bailees to make delivery directly to the Collateral Agent, or as the Agent shall otherwise direct, of all amounts due or to become due to the Company under the Collateral and (iii) collect, adjust, settle or compromise those obligations. While the Collateral Agent is exercising any authority under this Section the Company shall not adjust, settle or compromise any obligation under the Collateral, release wholly or partly any account debtor or obligor in respect of those obligations, or allow any credit or discount on those obligations.

                  (g) All Other Remedies. The Collateral Agent and the Agent may exercise all other rights and/or remedies available, whether at law, in equity or otherwise.

         Section 6.02. Waiver. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Collateral Agent, the Agent or any of the Lenders arising out of the exercise by the Collateral Agent, the Agent or any Lender of any of their rights under this Agreement.

         Section 6.03. Remedies Cumulative. All rights and remedies of the Collateral Agent, the Agent and the Lenders existing under this Agreement and any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         Section 6.04. Payments Held in Trust. All payments, funds, instruments and other items received by the Company under or in respect of any Collateral shall be received in trust for the Collateral Agent, segregated from other funds of the Company and promptly delivered to the Collateral Agent in the same form received, together with all necessary endorsements or Stock Powers.

         Section 6.05. Application of Funds.

         (a) Funds Applied in Accordance with Credit Agreement. The Agent shall apply all Account Collateral and all payments received under or in respect of all other Collateral and all cash proceeds received by the Collateral Agent and the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral in accordance with the Credit Agreement.

         (b) Company Remains Liable. The Company shall remain fully liable for any deficiency if the proceeds or other realization of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent, the Agent or the Lenders to collect such deficiency.

         (c) Collateral In Excess of Obligations. Any amount held by the Collateral Agent under this Agreement after all the Obligations have been indefeasibly and finally paid in full in cash shall be paid over to the Company or to any other Person lawfully entitled to receive payment.

                                   ARTICLE VII

               Appointment, Rights and Duties of Collateral Agent

         Section 7.01. Appointment of Collateral Agent. In accordance with the provisions of Section 8.1B of the Credit Agreement, The Chase Manhattan Bank is hereby appointed Collateral Agent hereunder and under the other Loan Documents as successor to the Original Agent and the Agent and each Lender hereby authorizes the Collateral Agent to act as its collateral agent in accordance with the terms of this Agreement and the other Loan Documents.

         Section 7.02. Collateral Agent Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Collateral Agent (with full power of substitution) the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Agent's discretion, to execute any instrument and to take any other action that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) Further Documents. To execute, deliver and file on behalf of and in the name of the Company one or more financing statements, notices, copies of this Agreement or such other documents, and amendments and continuations to those statements or documents, relating to all or any part of the Collateral without the signature of the Company where permitted by law. The Company agrees that a carbon, photographic or other reproduction of this Agreement, any financing statement, notice or other document covering the Collateral shall be sufficient as a financing statement where permitted by law.

                  (b) Continue Perfection. To take any and all actions on behalf of and in the name of the Company, at the Company's expense, which are necessary or advisable to ensure that (i) the Liens granted pursuant to this Security Agreement at all times constitute perfected Liens in favor of the Collateral Agent, for the ratable benefit of the Lenders, and (ii) such Liens are at all times prior to all other Liens on the Collateral and will be enforceable as such against all creditors of, and purchasers from, the Company and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

                  (c) Insurance Matters. To obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5.17 and cancel, assign, and surrender any policies of insurance.

                  (d) Pay Taxes. To pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs called for by the terms of this Security Agreement and to pay all or any part of the costs thereof.

                  (e) Collect Collateral. Upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive, indorse and give acquittance, discharge and receipts for moneys or other instruments, documents and chattel paper due and to become due under or in respect of all or any part of the Collateral (whether as interest, dividend, other distribution or otherwise) and to direct any party liable for any payment under any of the Collateral to make such payment directly to the Collateral Agent or as the Agent shall direct.

                  (f) Institute Proceedings. Upon the occurrence and during the continuation of an Event of Default, to file any claims, proofs of claim, subrogation receipts or take any action or commence or institute any proceedings which the Agent may deem necessary or desirable for the collection of all or any part of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to all or any part of the Collateral.

                  (g) Transfer Collateral Into Collateral Agent's Name. Upon the occurrence and during the continuation of an Event of Default, to transfer any Collateral into the Collateral Agent's or its nominee's name.

                  (h) Vote Collateral. Upon the occurrence and during the continuation of an Event of Default, to exercise all or any of the voting rights and other consensual rights pertaining to the Collateral.

                  (i) Other Actions. (x) Upon the occurrence and during the continuation of an Event of Default, to take any other action it deems advisable with respect to the Collateral or to accomplish the purposes of this Agreement, including, but not limited to, (i) sell or assign any Account upon such terms, for such amount and at such time or times as Agent deems advisable, (ii) notify the post office authorities to change the address for delivery of Company's mail to an address designated by Agent, and open all mail addressed to Company and (iii) do all other acts and things necessary, in Agent's determination, to fulfill Company's obligations under this Agreement or any of the other Loan Documents; and (y) at any time that Agent determines that it is necessary or appropriate to preserve, protect, insure or maintain its rights hereunder (i) take control, in any manner, of any item of payment or proceeds of any Collateral, (ii) sign Company's name on any of the documents described in Section 5.20 and 7.02(a) or on any other similar documents to be executed, recorded or filled in order to perfect or continue perfected Agent's and Collateral Agent's security interest in the Collateral and file or record any of the foregoing documents, (iii) endorse Company's name on any items of payment or proceeds thereof and deposit the same to the account of Agent or the Collateral Agent for application to the Obligations, (iv) sign Company's name on any invoices, bills of lading, freight bills, chattel paper, documents, instruments or similar documents or agreement relating to any Accounts or any goods pertaining thereto or any other Collateral, (v) sign Company's name on any verification of Accounts and notices thereof to Account debtors.

The Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         Section 7.03. Collateral Agent May Perform. If the Company fails to perform any obligation under this Agreement or under or in respect of any Collateral or any representation of the Company contained in this Agreement or in any document included in the Collateral shall be untrue or incorrect in any material respect, the Collateral Agent or the Agent may, but shall be under no obligation to, perform the obligation or remedy that breach, or cause it to be performed or remedied, and the expenses incurred by or on behalf of the Collateral Agent and the Agent in connection with the performance of the obligation or the remedy of the breach shall constitute Obligations.

         Section 7.04. Duties of Collateral Agent.

         (a) Duties. The powers conferred on the Agent and the Collateral Agent by this Agreement are solely to protect the Collateral Agent's, the Agent's and the Lenders' interest in the Collateral and shall not impose on the Collateral Agent, the Agent or any Lender any duty to exercise any powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Collateral Agent, the Agent nor any Lender shall have any duty or liability as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or as to any other rights or matters pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral Agent treats the Collateral substantially the same as it treats similar property of its own.

         (b) Not Responsible. The Collateral Agent, the Agent and the Lenders shall not have any responsibility or liability for (i) ascertaining or taking action with respect to calls, con versions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent, the Agent or any Lender has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, (iii) collecting any proceeds of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it from obligors or otherwise or (iv) any other matter in connection with any Loan Document except in respect of duties specifically undertaken by it in this Agreement and in that case none of the Collateral Agent, the Agent or any of the Lenders shall be liable to any party in the absence of gross negligence or willful misconduct.

                                  ARTICLE VIII

                             Termination and Waiver

         Section 8.01. Continuing Security Interest. This Agreement shall create a continuing security interest in, Lien on, and pledge of, the Collateral, without respect to the amount of the Obligations outstanding from time to time, and shall remain in full force and effect until the Obligations have been indefeasibly paid and otherwise performed in full in cash. Thereafter, this Agreement shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Company or any other Person or otherwise, all as though the payment had not been made.

         Section 8.02. Termination. Upon the indefeasible payment and performance of the Obligations in full in cash, the security interests granted by this Agreement shall terminate and all rights to the Collateral shall revert to the Company. At the Company's expense, the Collateral Agent shall then execute and deliver to the Company the documents reasonably requested and prepared by the Company to evidence the termination.

         Section 8.03. Waiver. The Company unconditionally waives, to the full extent permitted by law:

                  (a) Set-Off. Any defense, set-off or counterclaim which the Company may otherwise assert against the Collateral Agent, the Agent or the Lenders.

                  (b) Notice, etc. Presentment, protest, demand for payment, promptness, diligence, notice of protest, notice of any other action at any time taken or omitted by the Collateral Agent, the Agent or any Lender and, generally, all demands and notices of every kind in connection with any Loan Document or the Obligations, including, without limitation:

                           (i) notice of any of the matters referred to in
                  Section 8.04; and

                           (ii) all notices which may be required by statute,
                  rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Company under any Loan Document or as a requirement to the enforcement, assertion or exercise against the Company of any right, power, privilege or remedy conferred under any Loan Document.

                  (c) Exhaust Other Remedies. Any requirement to exhaust any rights or remedies or to mitigate the damages resulting from any default under any Loan Document or any other document or any requirement to protect, secure, perfect or insure any Lien or any property subject to the Lien or take any other action against any person or any collateral or other property.

                  (d) Claims. All claims that the sale price of any Collateral was inadequate or unreasonable for any reason and all other claims to damages and demands of any nature against the Collateral Agent, the Agent and the Lenders.

                  (e) Equitable Rights. All equities and rights of appraisal, stay and redemption (whether now or hereafter existing), in each case arising out of the Collateral Agent, the Agent or the Lenders enforcing any of their rights and remedies under any Loan Document.

                  (f) Subrogation and/or Contribution. Any exoneration or release from the Obligations resulting from any loss by the Company of its rights, if any, of subrogation or contribution.

                  (g) Other Circumstances. Any other circumstance whatsoever, including, without limitation, those stated in Section 8.04, which might otherwise constitute a defense to or a legal or equitable discharge or release of a guarantor or surety or a party granting security or which might otherwise limit recourse against the Company.

         Section 8.04. Obligations Not Affected. The rights of the Collateral Agent, the Agent and the Lenders and the obligations of the Company under this Agreement shall be absolute and unconditional, present and continuing and shall remain in full force and effect and shall not be released, discharged or in any way affected by any circumstance or condition of any nature (whether or not the Company, the Collateral Agent, the Agent or any Lender shall have any notice or knowledge of the circumstance or condition), including, without limitation:

                  (a) Failure of Documents. The invalidity, illegality, unenforceability, discharge, termination, cancellation or frustration, in whole or in part, of any Obligation, Loan Document or other document.

                  (b) Failure to Exercise Rights and/or Remedies. The exercise or failure to exercise by any person any right, remedy, privilege or power under any Loan Document or other document.

                  (c) Collection Attempts. Any demand or attempt to collect from, or failure to demand or attempt to collect from, the Company or any other Person under any Loan Document or other document.

                  (d) Security and Guarantees. The giving, acceptance, existence, non-existence, validity, invalidity or value of any security or collateral securing the Obligations or any guarantee of the Obligations, including, without limitation, the Collateral and the guarantees by the Subsidiary Guarantors, any attempt or failure to attempt to realize upon that security, collateral or guarantee or the exchange, substitution, renewal, extension, modification, compromise, release, discharge or failure to perfect for any reason that security, collateral or guarantee.

                  (e) Actions. Any change in the time, place or manner of payment or the waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding, funding, or any other forbearance or other action taken, delayed or omitted by the Collateral Agent, the Agent, any Lender, the Company, or any other Person under or in respect of any term or provision of any Obligation, Loan Document or other document.

                  (f) Modifications. The termination, modification, alteration, amendment, waiver, addition, deletion or other change to any Obligation, Loan Document or other document or any provision of any of those documents.

                  (g) Reorganizations. The liquidation, dissolution, merger or consolidation of the Company or any other Person, or the transfer by the Company or any other Person of all or any part of its property or assets, or the change in the ownership of any shares of capital stock of the Company or any other Person.

                  (h) Bankruptcy. The voluntary or involuntary bankruptcy, receivership, liquidation, insolvency, reorganization, arrangement, assignment for the benefit of creditors or similar proceedings involving or affecting the Company any other Person or any of their property.

                  (i) Release. The release or discharge, by operation of law or otherwise, of the Company or any other Person from any Obligation or any provision of any Loan Document or other document.

                  (j) Other Circumstances. Any other circumstance whatsoever, foreseen or unforseen, which may or might in any manner or to any extent vary the risks of the Company or otherwise constitute a defense available to or a legal or equitable discharge of or limit recourse against a surety, a guarantor or a party granting security, the Company or otherwise.

                                   ARTICLE IX

                                  Miscellaneous

         Section 9.01. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile (so long as such notice sent by telefacsimile is followed within two Business Days by a notice sent by another method specified hereunder) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company, the Collateral Agent and Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Agent.

         Section 9.02. Expenses. The Company agrees to pay to the Collateral Agent, the Agent and the Lenders on demand the amount of any and all expenses, including, without limitation, the fees and expenses of the Collateral Agent's, the Agent's or the Lenders' counsel, which the Collateral Agent, the Agent or any Lender may pay or incur in exercising or enforcing their rights under this Agreement.

         Section 9.03. Transfer of Notes. If any Lender shall transfer any Note held by it or grant participations in all or any of its Obligations, the transferees of the Note or the grantees of the participations, as the case may be, shall have the rights of the Lender under this Agreement in respect of the Note or Obligations.

         Section 9.04. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         Section 9.05. Interpretation. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. Unless otherwise expressly provided in this Agreement (a) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement and (b) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified. References in this Agreement to any law or regulation will refer to such laws and regulations as from time to time amended and to any laws or regulations successor thereto. Unless the context otherwise requires, the term "including" will mean "including, without limitation".

         Section 9.06. Descriptive Headings. The headings in this Agreement and in the Schedules, Exhibits and Annexes are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

         Section 9.07. Incorporation of Schedules, Exhibits and Annexes. The Schedules, Exhibits and Annexes hereto are incorporated into this Agreement and will be deemed a part hereof as if set forth herein in full. In the event of any conflict between the provisions of this Agreement and any Schedule, Exhibit or Annex, the provisions of this Agreement will control.

         Section 9.08. Amendment of Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 9.09. Successors and Assigns. This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto except for the assignment of all or any part of the rights and obligations of the Collateral Agent under this Agreement, which may be assigned by the Collateral Agent as provided in Section 8.1B and 9.1 of the Credit Agreement. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement

         Section 9.10. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Loan Documents will be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 9.12. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state.

         Section 9.13. No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Company, the Collateral Agent, the Agent and the Lenders, and no Person may assert any rights as third-party beneficiary hereunder, except as provided in
Section 5.18.

         Section 9.14. Submission to Jurisdiction. Any Action with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Company, the Collateral Agent, the Agent and the Lenders hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Company, the Collateral Agent, the Agent and the Lenders hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions.

         Section 9.15. Waiver of Jury Trial. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any Action will be tried before a court and not before a jury.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above in New York, New York.


                                             NORTHSTAR HEALTH SERVICES, INC.



         By:_____________________________________
            Name:
            Title:


                                             THE CHASE MANHATTAN BANK, as
                                             Collateral Agent for the Lenders



         By:_____________________________________
            Name:
            Title:


                                             CERBERUS CAPITAL MANAGEMENT, L.L.C,
                                                  as Agent for the Lenders



         By:_____________________________________
            Name:
            Title:

                     List of Annexes, Schedules and Exhibits
                     ---------------------------------------

Annex A                    Cash Management System

Schedule 4.08(a)           Certain Accounts

Schedule 4.08(c) List of Accounts, Negotiable Collateral, Instruments and General Intangibles

Schedule 4.09(b)           Certain Contracts

Schedule 4.09(d)           List of Contracts

Schedule 4.10              Proprietary Rights

Schedule 4.11              Investment Property

Schedule 4.12              Inventory, Equipment and Fixtures

Schedule 4.13              Vehicles

Schedule 4.14              Governmental Obligors

Exhibit 3.03(a)            Form of Account Notice

Exhibit 3.05(c)            Form of Blocked Account Agreement

Exhibit 3.05(i) (1),
  (2), (3) and (4)         Form of Addendum to Management Agreement

Exhibit 5.02               Form of Landlord Waiver

Exhibit 5.14(d)(i)         Form of Notice of Security Interest--Patents

Exhibit 5.14(d)(ii)        Form of Memorandum of Security Interest--Trademarks

                                                                         ANNEX A
                                                                              to
                                 AMENDED AND RESTATED COMPANY SECURITY AGREEMENT

                             Cash Management System

         Subject in all cases to the rights of the Agent, the Collateral Agent and the Lenders in the event that an Event of Default shall have occurred and be continuing as set forth in Section F below, the Company and the Subsidiaries shall maintain and manage the Pledged Accounts strictly in accordance with the following:

A.  NO COMMINGLING OF NON-COLLATERAL WITH COLLATERAL

1. The Company will not, and will cause each of its Subsidiaries not to, make, or permit to be made, any deposit consisting of funds or other amounts that are not Collateral or Proceeds of Collateral into any Pledged Account. The Company shall, and shall cause each of its Subsidiaries to, make, or permit to be made, deposits consisting only of Collateral or Proceeds of Collateral into any Pledged Account.

B.  TRANSFERS INTO COMPANY NON-MEDICARE COLLECTION ACCOUNT

2. The Company and each of its Subsidiaries shall instruct each obligor or account debtor to deliver or pay all non-Medicare Proceeds of Collateral, payments, collections, funds, cash and other monies (collectively, the "Non-Medicare Funds") owed or payable to the Company or such Subsidiary directly to the Non-Medicare Collection Account. All Non-Medicare Funds collected or received by the Company or any Subsidiary of the Company, shall immediately, but no later than the close of business on the day on which such Non-Medicare Funds are received, be deposited in the Non-Medicare Collection Account.

C. TRANSFERS INTO COMPANY MEDICARE COLLECTION ACCOUNT

3. The Company and each of its Subsidiaries shall instruct each obligor or account debtor to deliver or pay all Medicare Proceeds of Collateral, payments, collections, funds, cash and other monies (collectively, the "Medicare Funds") owed or payable to the Company or such Subsidiary directly to the Medicare Collection Account by wire transfer of immediately available funds. All Medicare Funds collected or received by the Company or any of its Subsidiaries shall immediately, but no later than the close of business on the day on which such Funds are received, be deposited in the Medicare Collection Account.

D.  TRANSFERS INTO CONCENTRATION ACCOUNT

4. The Company, the Agent and S&T Bank shall enter into Blocked Account Agreements pursuant to which S&T Bank shall be instructed to transfer all available funds in the Non-Medicare Collection Account to the Concentration Account once (or more frequently as directed by the Agent) daily prior to the close of business on each Business Day (the "Non-Medicare Sweep").

5. The Company, Agent and Collateral Agent shall enter into Blocked Account Agreements pursuant to which the Collateral Agent shall be instructed to transfer all available funds in the Medicare Collection Account to the Concentration Account once daily (or more frequently as directed by the Agent) prior to the close of business on each Business Day (the"Medicare Sweep").

E.  TRANSFERS FROM THE CONCENTRATION ACCOUNT

6. On any Business Day, the Collateral Agent is authorized upon receipt of written instructions from the Agent, to make a transfer from the Concentration Account to an account maintained by the Agent, the Lenders, the Collateral Agent or any third party, of any amounts which the Collateral Agent or the Agent is instructed by the Lenders to disburse under or pursuant to the Loan Documents, to the Agent, the Collateral Agent, the Lenders or any other party.

7. No earlier than one Business Day prior to the day on which the Company is required to make a payroll payment to its officers and employees, the Company shall be entitled to transfer an amount equal to (but not greater than) the amount required to make the next aggregate payroll payment that the Company is required to make (the "Payroll Amount") from the Concentration Account to the Payroll Account.

8. On each Business Day, the Company shall be entitled to transfer an amount equal to the funds required to cover the checks presented for payment out of the Disbursement Account for such Business Day (such amount being the "Disbursement Amount") from the Concentration Account to the Disbursement Account; provided, however, that any funds remaining in the Disbursement Account at the close of business on any day shall automatically be transferred back to the Concentration Account.

F.  EVENTS OF DEFAULT

         If an Event of Default shall have occurred and be continuing, notwithstanding any other provision of this Cash Management System to the contrary:

9. With respect to each and all of the Pledged Accounts, the Agent, the Collateral Agent and/or the Lenders shall have the right to immediately take control of any or all such Pledged Accounts and exercise their rights under the Blocked Account Agreements.

10. Except for the Medicare Sweep and the Non-Medicare Sweep, no funds may be withdrawn, transferred, paid or disbursed out of the Medicare Collection Account, the Non-Medicare Collection Account, the Concentration Account, the Disbursement Account or the Payroll Account without the prior written consent of the Agent, which may be withheld in its sole and absolute discretion.

11. At the discretion of the Agent, and without the consent of, or notice to, the Company, (i) the Collateral Agent shall withdraw any and all funds held in the Medicare Collection Account, the Concentration Account, the Disbursement Account and/or the Payroll Account and (ii) S&T Bank shall withdraw any and all funds held in the Non- Medicare Collection Account.

12. The Collateral Agent, the Agent or the Lenders shall have the right to instruct any obligor, payor or account debtor to make any payments otherwise payable to the Company or any of its Subsidiaries, directly to the Agent or as the Agent may direct.

13. If the Agent or the Lenders shall so elect funds held in the Payroll Account or the Disbursement Account shall immediately be transferred to the Concentration Account.

14. The Collateral Agent, the Agent and the Lenders shall be entitled to exercise any and all other rights they may have under the Loan Documents, the UCC or applicable law.

                                                                 EXHIBIT 3.03(a)
                                                                              to
                                                      COMPANY SECURITY AGREEMENT

                             Form of Account Notice

                      [TO BE PROVIDED BY JEREMY FRIEDBERG]

                                                                 EXHIBIT 3.05(c)
                                                                              to
                                                      COMPANY SECURITY AGREEMENT

                        Form of Blocked Account Agreement

See attached sheets.

                                                                 EXHIBIT 3.05(i)
                                                                              to
                                                      COMPANY SECURITY AGREEMENT

                    Form of Addenda to Management Agreements

(1)      See attached sheets.

(2)      See attached sheets.

(3)      See attached sheets.

(4)      See attached sheets.

                                                                    EXHIBIT 5.02
                                                                              to
                                                      COMPANY SECURITY AGREEMENT

                             Form of Landlord Waiver


                                                      ______________ __, 1999



Cerberus Capital Management, LLC, as Agent
450 Park Avenue
New York, New York  10022

         Re: Waiver, License and Agreement by Landlord

Gentlemen:

We are the owners of record of real property at ________________________ (the "Premises"). The Premises are occupied by ________________________ ("Tenant"), under a lease dated _________________ (the "Lease").

You have previously entered into or are about to enter into certain financing agreements (the "Agreements") with Tenant and you have requested that we grant this Waiver. We understand that the payment and performance of all of Tenant's obligations to you, including without limitation indebtedness arising under the Agreements, is and shall be secured by a security interest in, among other things, all of the present and future inventory and equipment owned by Tenant, and the proceeds and products thereof (as defined in the Uniform Commercial
Code), now or hereafter located at the Premises (the "Collateral").

In consideration of financial accommodations extended by you to Tenant, and in recognition of the benefits afforded to Tenant therefrom, we hereby waive any present or future interest which we may have in the Collateral, regardless of how such interest arises or has arisen, including, but not limited to, any lien for unpaid rent, whether arising under statute, common law or any agreement between us and Tenant (including the Lease).

Furthermore, we grant you the right to enter the Premises for the purpose of repossessing, removing, selling or otherwise handling the Collateral in accordance with the provisions of the Agreements (said right hereinafter referred to as the "License"). The License shall continue, at your option, for a minimum of ninety (90) days from the date you enter into possession of the Premises. As a condition of your exercise of the License, you agree to pay to the undersigned a per diem license fee based upon the average monthly rental provided for in the Lease. In no event shall the License continue beyond the time that the Collateral remains on the Premises.

We understand that you will rely upon this instrument in connection with your financial accommodations to Tenant, and that any additional financial accommodations you may hereafter extend will also be in reliance on this instrument.

This Waiver, License and Agreement may not be changed or terminated orally, and it shall be binding upon the successors, transferees, and assigns of the undersigned.

                                          Very truly yours,

State of _______________
                    .ss:
County of ______________


         On the ___ day of ___________, 1999 before me personally came _______________ to me known, who, being by me duly sworn, did depose and say that (s)he resides at ________; that (s)he is the _______________ of ____________, the corporation described in an which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the board of directors of said corporation, and that (s)he signed her/his name thereto by like order.


                                                 _______________________________
                                                 Notary Public

                                                              EXHIBIT 5.14(d)(i)
                                                                              to
                                 AMENDED AND RESTATED COMPANY SECURITY AGREEMENT

                 Form of Notice of Security Interest in Patents

                                                              September 30, 1999

United States Department of Commerce
Commissioner of Patents and Trademarks
Box Assignments
Washington, D.C. 20231

                         Northstar Health Services, Inc.

Ladies and Gentlemen:

                  Pursuant to an Amended and Restated Security Agreement, dated as of September 30, 1999 (the "Security Agreement"), NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation, (the "Assignor"), has granted THE CHASE MANHATTAN BANK, as Collateral Agent, (the "Assignee") a continuing security interest in, and a continuing lien upon, the Patents (as such term is defined in the Security Agreement) including the patents and patent applications listed on the annexed Annex A, and all applications, registrations, renewals and proceeds (including accounts receivable and royalties) thereof (the "Patents"). The Assignee's security interest in the Patents can only be terminated in accordance with the terms of the Security Agreement.

                                                      Very truly yours,


                                                      NORTHSTAR HEALTH SERVICES,
                                                      INC.


     By_________________________________
       Name:
       Title:


ACKNOWLEDGED BY:

THE CHASE MANHATTAN BANK,
as Collateral Agent

By_________________________________
  Name:
  Title:

                                                                         ANNEX A
                                                                              to
                                          NOTICE OF SECURITY INTEREST IN PATENTS

                                     Patents


               United States Patent Numbers and
                     Design Patent Numbers                          Issue Date
                     ---------------------                          ----------


                                      None
                                      ----

                                 Patent Licenses
                                 ---------------

   United States
   Patent Number                      Owner             Issue Date
   -------------                      -----             ----------

                                      None
                                      ----
                               Patent Applications
                               -------------------

                                          Nature of
   Serial No.            Owner             Interest                 Filing Date
   ----------            -----             --------                 -----------

                                      None
                                      ----

                                                             EXHIBIT 5.14(d)(ii)
                                                                              to
                                 AMENDED AND RESTATED COMPANY SECURITY AGREEMENT

              Form of Memorandum of Security Interest in Trademarks

                                                              September 30, 1999

United States Department of Commerce
Commissioner of Patents and Trademarks
Box Assignments
Washington, D.C. 20231

                         Northstar Health Services, Inc.

Ladies and Gentlemen:

         Pursuant to an Amended and Restated Security Agreement, dated as of September 30, 1999 (the "Security Agreement"), NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation, (the "Assignor"), has granted THE CHASE MANHATTAN BANK, as Collateral Agent, (the "Assignee") a continuing security interest in, and a continuing lien upon, the Trademarks (as such term is defined in the Security Agreement) including the trademarks listed on the annexed Annex A, and all applications, registrations, renewals and proceeds (including accounts receivable and royalties) thereof (the "Trademarks"), together with the goodwill of the business connected with the use of and symbolized by the Trademarks. The Assignee's security interest in the Trademarks can only be terminated in accordance with the terms of the Security Agreement.

                                                               Very truly yours,

                                                 NORTHSTAR HEALTH SERVICES, INC.


         By________________________
           Name:
           Title:

ACKNOWLEDGED BY:

THE CHASE MANHATTAN BANK,
as Collateral Agent

By_________________________
  Name:
  Title:

                                                                         ANNEX A
                                                                              to
                                   MEMORANDUM OF SECURITY INTEREST IN TRADEMARKS

                                   Trademarks

Mark:             Keystone Rehabilitation Systems + design
Reg. No.:         1,490,615
Reg. Date:        May 31, 1988
Class:            Int. Class 42; U.S. Class 100




                             Trademark Applications

Mark:             K Keystone Rehabilitation Enterprises
Serial Number:    75/521065
Filing Date:      July 17, 1998

                                                                [EXECUTION COPY]

                              NON-BANK CERTIFICATE

         Reference is made to the Credit Agreement, dated as of September 30, 1999 (as supplemented, amended or restated from time to time, the "Credit Agreement"), among Northstar Health Services, Inc., and its subsidiaries, Cerberus Capital Management, LLC, as Agent, The Chase Manhattan Bank, as Collateral Agent and certain other financial institutions. Pursuant to the provisions of Section 2.6B(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the United States Internal Revenue Code of 1986, as amended.

         Dated as of September 30, 1999


                               BEAR STEARNS & CO.

By_________________________
  Name:
  Title: